Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
April 30, 1999



        Expected B Maturity                         9/15/99


        Blended Coupon                               4.92440%



        Excess Protection Level
          3 Month Average   5.99%
            April, 1999   5.14%
            March, 1999   6.76%
            February, 1999   6.08%


        Cash Yield                                  17.83%


        Investor Charge Offs                         5.23%


        Base Rate                                    7.46%


        Over 35 Day Delinquency                      4.87%


        Seller's Interest                           10.40%


        Total Payment Rate                          14.17%


        Total Principal Balance                     $ 42,469,994,217.25


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,418,074,698.76